Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:	Richard W. Pehlke
Hudson Highland Group
212-351-7285
rich.pehlke@hhgroup.com
John D. Lovallo
Ogilvy Public Relations Worldwide
212-880-5216
john.lovallo@ogilvypr.com

Hudson Highland Group Reports
2003 Fourth Quarter and Full Year Financial Results

NEW YORK, NY – February 5, 2004 – Hudson Highland Group, Inc. (NASDAQ: HHGP), one of the world’s leading providers of specialized professional staffing, retained executive search and human capital solutions, today announced financial results for the fourth quarter and full year ended December 31, 2003. In the fourth quarter, the company reported revenue of $284.6 million and a net loss of $43.4 million, or $5.10 per basic and diluted share, which includes previously announced expenses of $21.8 million related to exiting unprofitable locations and bringing the company’s workforce in line with business and market conditions.

2003 Fourth Quarter Summary

•	Revenue of $284.6 million

•	Gross margin of $103.6 million or 36.4%

•	Adjusted EBITDA loss of $10.7 million, excluding reorganization effects noted above

•	Cash and cash equivalents of $26 million

“Since our spin-off from Monster Worldwide last year, we have focused on reducing our cost structure and creating a more efficient and performance-driven enterprise,” said Jon Chait, chairman and chief executive officer of Hudson Highland Group. “We have brought stability to the organization and are encouraged that our strategic investments, especially in North America, are starting to deliver results.”

Mr. Chait added, “As we have consistently stated, 2003 was a year of transition for Hudson Highland Group. We have come through that period with a well-balanced global platform positioned for growth. We remain focused on returning to profitability.”

Richard W. Pehlke, executive vice president and chief financial officer of Hudson Highland Group commented, “We believe the improving operating trends which began in the fourth quarter of 2003 will continue through the first half of this year. However, we expect our first quarter adjusted EBITDA loss to be close to the level of the fourth quarter of 2003, as January tends to be our weakest month of the year due to seasonal market factors. We expect adjusted EBITDA to be positive in the second quarter, but it is too early to predict whether that will be the result for the full year 2004.”

2003 Full Year Results

For the full year 2003, Hudson Highland Group reported revenues of $1.085 billion and an operating loss of $313.6 million. Hudson Highland Group’s net loss for the full year 2003 was $328.8 million, or $38.81 per basic and diluted share, which includes a goodwill impairment charge of $202.8 million, reorganization, merger and integration expenses of $29.5 million, and income tax expenses of $12.0 million.

Historical Results

Historical results for 2002 relate to the company’s businesses as they were operated as a business unit of Monster Worldwide, Inc. (formerly TMP Worldwide Inc.). On a historical basis for the fourth quarter ended December 31, 2002, Hudson Highland Group reported revenues of $252.9 million and an operating loss of $43.7 million. The company’s net loss for the fourth quarter of 2002 was $44.8 million, or $5.37 per basic and diluted share.

For the full year 2002, Hudson Highland Group reported revenues of $1.065 billion and an operating loss of $119.7 million. The company’s net loss for the full year of 2002 was $412.3 million, or $49.37 per basic and diluted share. The full year net loss included a loss from the cumulative effect of an accounting change for the write-off of $293.0 million of impaired goodwill; excluding the accounting change, the net loss was $119.3 million or $14.28 per basic and diluted share.

Conference Call / Webcast

Hudson Highland Group will conduct a conference call today Thursday, February 5, 2004 at 10:30 AM EST to discuss this announcement. Investors wishing to participate can join the conference call by dialing 1-800-374-1532 followed by the participant passcode 5002963 at 10:20 AM EST. For those outside the United States, please call in on 1-706-634-5594 followed by the participant passcode 5002963. Hudson Highland Group’s quarterly conference call can also be accessed online through Yahoo! Finance at www.yahoo.com and the investor information section of the company’s website at www.hhgroup.com.

Hudson Highland Group

Hudson Highland Group offers a full suite of specialized professional staffing, retained executive search and human capital solutions worldwide. Hudson Highland Group employs more than 3,700 professionals serving clients in more than 20 countries through its Highland Partners search and Hudson Global Resources staffing divisions. More information about Hudson Highland Group is available at www.hhgroup.com.

Safe Harbor Statement

This press release contains statements that the company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward- looking statements. These factors include, but are not limited to, the company’s ability to manage its growth; risks associated with expansion; the company’s reliance on information systems and technology; competition; fluctuations in operating results; the impact of global economic fluctuations on temporary contracting operations; the cyclical nature of the company’s executive search and mid-market professional staffing businesses; risks relating to foreign operations, including foreign currency fluctuations; dependence on highly skilled professionals; the impact of employees departing with existing executive search clients; risks maintaining professional reputation and brand name; restrictions imposed by blocking arrangements; exposure to employment-related claims, legal liability and costs and limitations on insurance coverage related thereto; dependence on key management personnel; government regulations; the company’s ability to successfully operate as an independent company and the level of costs associated therewith; and the company’s ability to obtain financing on a stand-alone basis and restrictions on the company’s operating flexibility due to the terms of its credit facility. Additional information concerning these and other factors is contained in the company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release. The company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements.

Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Revenue	$284,646	$252,862	$1,085,299	$1,065,439
Direct costs	181,089	168,818	682,270	653,570

Gross margin	103,557	84,044	403,029	411,869
Selling, general and administrative expenses	119,986	108,063	484,407	452,675
Goodwill impairment charge	--	--	202,785	--
Business reorganization expenses	17,281	20,410	26,823	73,543
Merger and integration expenses (recoveries)	1,787	(683)	2,663	5,373

Operating loss	(35,497)	(43,746)	(313,649)	(119,722)
Other income (expense):
Interest income (expense), net	93	(49)	(283)	(322)
Other, net	(1,929)	(216)	(2,859)	(224)

Loss before provision for (benefit of) income taxes and
accounting change	(37,333)	(44,011)	(316,791)	(120,268)
Provision for (benefit of) income taxes	6,104	810	12,021	(1,017)

Loss before accounting change	(43,437)	(44,821)	(328,812)	(119,251)
Cumulative effect of accounting change	--	--	--	(293,000)

Net loss	$(43,437)	$(44,821)	$(328,812)	$(412,251)

Basic and diluted loss per share:
Loss before accounting change	$(5.10)	$(5.37)	$(38.81)	$(14.28)
Net loss	$(5.10)	$(5.37)	$(38.81)	$(49.37)
Weighted average shares outstanding (1)	8,513	8,343	8,473	8,350

(1)	To determine the shares outstanding for the company for the periods prior to the Distribution, Monster’s weighted average number of shares is multiplied by the distribution ratio of one share of HH Group common stock for every thirteen and one-third shares of Monster common stock.

Certain prior period amounts have been reclassified to conform to the company’s 2003 financial statement presentation; these reclassifications do not change total revenues, total expenses or net loss.

HUDSON HIGHLAND GROUP, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share amounts)

	December 31, 2003	December 31, 2002
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$26,137	$25,908
Accounts receivable, net	149,042	171,091
Due from Monster Worldwide, Inc.	5,518	--
Other current assets	17,719	18,917

Total current assets	198,416	215,916
Property and equipment, net	38,625	34,106
Intangibles, net	2,180	201,937
Other assets	11,703	15,145

	$250,924	$467,104

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$26,495	$28,305
Accrued expenses and other current liabilities	118,548	84,669
Accrued business reorganization expenses	26,383	25,845
Accrued merger and integration expenses	6,444	8,935

Total current liabilities	177,870	147,754
Other liabilities	3,693	2,776

Total liabilities	181,563	150,530
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none
issued or outstanding	--	--
Common stock, $0.001 par value, 100,000 shares authorized; issued and
outstanding: 8,546 and 0 shares, respectively	9	--
Additional paid-in capital	315,129	--
Retained deficit	(284,800)	--
Accumulated other comprehensive income:
Foreign currency translation adjustments	39,023	24,660
Total divisional equity	--	291,914

Total stockholders' equity	69,361	316,574

	$250,924	$467,104

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS
(in thousands)
(unaudited)

For the Three Months Ended December 31, 2003	Americas	Europe	Asia Pac	Corporate	Total
Revenue
Hudson	$67,331	$99,091	$101,743		$268,165
Highland	11,486	3,243	1,752		16,481

	$78,817	$102,334	$103,495		$284,646

Gross Margin
Hudson	$16,672	$39,965	$31,508		$88,145
Highland	10,915	3,122	1,375		15,412

	$27,587	$43,087	$32,883		$103,557

Adjusted EBITDA (1)
Hudson	$(1,569)	$(1,888)	$2,926		$(531)
Highland	47	(2,017)	88		(1,882)
Corporate	--	--	--	$(8,273)	(8,273)

	$(1,522)	$(3,905)	$3,014	$(8,273)	$(10,686)

For the Three Months Ended
December 31, 2002
Revenue
Hudson	$69,336	$78,440	$90,288		$238,064
Highland	10,065	4,044	689		14,798

	$79,401	$82,484	$90,977		$252,862

Gross Margin
Hudson	$8,474	$30,465	$30,790		$69,729
Highland	10,065	3,584	666		14,315

	$18,539	$34,049	$31,456		$84,044

Adjusted EBITDA (1)
Hudson	$(11,333)	$(5,798)	$4,999		$(12,132)
Highland	1,772	(1,811)	(97)		(136)
Corporate	--	--	--	$(5,428)	(5,428)

	$(9,561)	$(7,609)	$4,902	$(5,428)	$(17,696)

(1)	Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization (“Adjusted EBITDA”) is presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses this measurement to evaluate capital needs and working capital requirements. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS
(in thousands)
(unaudited)

For the Year Ended December 31, 2003	Americas	Europe	Asia Pac	Corporate	Total
Revenue
Hudson	$278,935	$364,766	$377,555		$1,021,256
Highland	43,764	15,104	5,175		64,043

	$322,699	$379,870	$382,730		$1,085,299

Gross Margin
Hudson	$65,220	$154,632	$122,840		$342,692
Highland	41,866	14,034	4,437		60,337

	$107,086	$168,666	$127,277		$403,029

Adjusted EBITDA (1)
Hudson	$(12,343)	$(13,003)	$6,606		$(18,740)
Highland	(3,683)	(8,147)	(682)		(12,512)
Corporate	--	--	--	$(28,827)	(28,827)

	$(16,026)	$(21,150)	$5,924	$(28,827)	$(60,079)

For the Year Ended
December 31, 2003
Revenue
Hudson	$312,131	$331,804	$354,532		$998,467
Highland	45,266	18,924	2,782		66,972

	$357,397	$350,728	$357,314		$1,065,439

Gross Margin
Hudson	$71,747	$149,083	$125,874		$346,704
Highland	45,266	17,140	2,759		65,165

	$117,013	$166,223	$128,633		$411,869

Adjusted EBITDA (1)
Hudson	$(7,690)	$(11,598)	$20,610		$1,322
Highland	5,013	(1,258)	(19)		3,736
Corporate	--	--	--	$(24,803)	(24,803)

	$(2,677)	$(12,856)	$20,591	$(24,803)	$(19,745)

(1)	Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization (“Adjusted EBITDA”) is presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses this measurement to evaluate capital needs and working capital requirements. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON HIGHLAND GROUP, INC.
RECONCILIATION OF ADJUSTED EBITDA TO OPERATING LOSS
(in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002
Hudson
Adjusted EBITDA (1)	$(531)	$(12,132)	$(18,740)	$1,322
Business reorganization (expenses)	(9,572)	(12,822)	(15,777)	(47,366)
Merger & integration (expenses) recoveries	(1,787)	696	(2,663)	(6,772)
Depreciation and amortization	(3,747)	(2,646)	(14,071)	(11,622)
Goodwill impairment	--	--	(195,404)	--

Operating loss	$(15,637)	$(26,904)	$(246,655)	$(64,438)

Highland
Adjusted EBITDA (1)	$(1,882)	$(136)	$(12,512)	$3,736
Business reorganization (expenses)	(7,629)	(2,604)	(10,829)	(16,347)
Merger and integration recoveries	--	--	--	1,501
Depreciation and amortization	(954)	(579)	(4,234)	(2,535)
Goodwill impairment	--	--	(7,381)	--

Operating loss	$(10,465)	$(3,319)	$(34,956)	$(13,645)

Corporate
Adjusted EBITDA (1)	$(8,273)	$(5,428)	$(28,827)	$(24,803)
Business reorganization (expenses)	(80)	(4,984)	(217)	(9,830)
Merger and integration (expenses)	--	(13)	--	(102)
Depreciation and amortization	(1,042)	(3,098)	(2,994)	(6,904)

Corporate expenses	$(9,395)	$(13,523)	$(32,038)	$(41,639)

Hudson Highland Group consolidated
Adjusted EBITDA (1)	$(10,686)	$(17,696)	$(60,079)	$(19,745)
Business reorganization (expenses)	(17,281)	(20,410)	(26,823)	(73,543)
Merger & integration (expenses) recoveries	(1,787)	683	(2,663)	(5,373)
Depreciation and amortization	(5,743)	(6,323)	(21,299)	(21,061)
Goodwill impairment	--	--	(202,785)	--

Operating loss	$(35,497)	$(43,746)	$(313,649)	$(119,722)

(1)     Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization (“Adjusted EBITDA”) is presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses this measurement to evaluate capital needs and working capital requirements. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.